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                                                                    EXHIBIT 99.2



                    TERMINATION AGREEMENT AND GENERAL RELEASE

Agreement entered into as of the 1st day of October, 2004 between MICHAEL BIANCO, an individual ("Bianco" or "Employee"), and JAKKS PACIFIC, INC., a Delaware corporation (the "Company"). The Company and Bianco may also be referred to as a "Party" or the "Parties".


        FOR GOOD AND VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, the Parties hereby agree as follows:

        1. SEPARATION. This will confirm that effective as of September 30, 2004 (the "Termination Date") the Amended and Restated Employment Agreement dated March 26, 2003 and as of January 1, 2003 between the Parties hereto (the "Employment Agreement") is hereby terminated. The vesting of the 96,000 shares of restricted shares of stock of the Company granted to Bianco on January 1, 2004 pursuant to the Company's 2002 Stock Award and Incentive Plan and the Restricted Stock Agreement between Bianco and the Company dated January 1, 2004 shall be controlled by the terms of the Consulting Agreement (as defined below). Bianco hereby resigns as an officer of the Company as of the Effective Date. The Company and Bianco each acknowledges that no amounts are due either from the Company to Bianco or from Bianco to the Company with respect to any indebtedness of the Company to Bianco or Bianco to the Company, and that the Company does not owe Bianco any compensation, bonuses, severance, commissions, vacation pay, profit participation or any other form of compensation currently due to him or contingently due to him pursuant to the terms of the Employment Agreement, interest or principal on any loans or other payments of any kind whatsoever and Bianco does not owe the Company any payment of any kind whatsoever. Bianco agrees that all 222,279 unexercised stock options to acquire shares of stock of the Company granted to him to date are hereby cancelled, even if already vested. Bianco hereby confirms that he has not exercised any stock options since August, 2001 and that any requests for exercise subsequent to such date are hereby rescinded and shall be deemed null and void. Bianco also acknowledges that by virtue of the termination of the Employment Agreement, he is hereby forfeiting any claim to the restricted stock awards of 96,000 shares, which he was to be granted on each of January 1, 2005, 2006 and 2007 and that the continued right to, and vesting schedule of, the 96,000 shares he was granted on January 1, 2004 shall now be controlled exclusively by the terms of the Consulting Agreement. The provisions of Sections 9, 10, and 22 of the Employment Agreement shall survive its termination.

        2. ACCEPTANCE AND REVOCATION. Employee may accept, reject and /or revoke this Agreement as follows:

                (i) Employee shall have up to twenty-one (21) days from the date of Employee's initial receipt of this Agreement to consider its terms and conditions, and may accept this Agreement at any time within that period. Employee may accept this Agreement by signing and dating it before a notary public, and then returning it to Stephen G. Berman, the Company's President, so that it is received no later than 5:00 o'clock p.m. on the twenty-first (21st) day after Employee's initial receipt of this Agreement.

                (ii) After signing this Agreement, Employee shall have seven (7) days (hereinafter referred to as the "Revocation Period") during which Employee may revoke this Agreement, but only if Employee does so in writing (i) addressed to Stephen G. Berman,


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President of the Company, and (ii) received no later than 5:00 o'clock p.m. on the seventh (7th) day following the date Employee signs this Agreement. If Employee does not revoke this Agreement during the Revocation Period, then this Agreement shall be effective on the eighth (8th) day following Employee's signing of the Agreement (hereinafter referred to as the "Effective Date").

                (iii) If Employee does not accept this Agreement as set forth above, or if Employee revokes this Agreement during the Revocation Period, then this Agreement shall automatically be deemed null and void, and then Company shall be entitled to recover any consideration that may have been paid to and/or on behalf of Employee following the Termination Date pursuant hereto or to the Consulting Agreement.

        3. EMPLOYEE'S RELEASE. Bianco, for himself and his heirs, executors, administrators, successors and assigns, hereby does release and forever discharge the Company, and its officers, directors, trustees, stockholders, affiliates, employees, attorneys, advisors, successors, and assigns, and the heirs, executors, administrators, successors, and assigns of all of the foregoing from any and all claims, demands, causes of action, actions, suits, promises, damages, liabilities, and judgments whatsoever, whether known or unknown, in law or equity, which Bianco, his heirs, executors, administrators, successors and assigns ever had, now have, or hereafter can, shall, or may have for, upon, or by reason of any matter, cause or thing whatsoever, arising from the Employment Agreement, including, but not limited to, any and all claims for damages, attorneys' fees, or costs under Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. Section 2000e et seq.; the Age Discrimination In Employment Act of 1967, and the Older Workers Benefit Protection Act, as amended, 29 U.S.C. Section 621 et seq.; the Civil Rights Act of 1991, 42 U.S.C.
Section 1981(a) et seq.; the Americans with Disabilities Act, 42 U.S.C. Section 12101 et seq.; the Fair Labor Standards Act, 29 U.S.C. Sections 201219; the Family and Medical Leave Act, 29 U.S.C. Section 2601 et. seq.; the Employee Retirement Income Security Act of 1974, as amended; the Civil Rights Acts of 1866 and 1871; the Equal Pay Act; the National Labor Relations Act; the Fair Labor Standards Act; the Conscientious Employee Protection Act; the United States Constitution; the Constitutions of the States of New York and California, or of any other state or country; all federal, state, or municipal statutes or ordinances, including but not limited to any laws, rules or regulations of the State or City of New York and the State of California, including the New York State Human Rights Law, the New York State Labor Law and the New York City Human Rights Law; the California Fair Employment and Housing Act ("FEHA") and Gov't
Section 12945; the California Labor Code; the California Penal Code; the California Constitution and any contract, tort, or common law theories with respect to Bianco's hiring by the Company, the terms and conditions of his employment with the Company, and the termination of his employment with the Company. Notwithstanding the choice of law under this Agreement as New York, the Parties agree that if California law shall apply in any respect to this Agreement, Bianco further understands that he agrees to waive, and by his signature below does in fact waive, all rights or benefits under the terms of
Section 1542 of the California Civil Code ("Section 1542"). Section 1542 reads as follows:

        "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."


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        Notwithstanding the provisions of Section 1542, and for the purpose of implementing a full and complete release and discharge of all claims, Bianco expressly acknowledges that this Termination Agreement and General Release is intended to include in its effect, without limitation, all claims which Bianco does not know or suspect to exist in his favor at the time of his execution of this Agreement, and that this Agreement contemplates the extinguishment of such claims. The Release in this Section does not in any way affect the rights of either Party to take whatever steps may be necessary to enforce the terms of this Agreement or the terms of the Consulting Agreement of even date herewith between the Parties hereto (the "Consulting Agreement"), or to obtain appropriate relief in the event of any breach of the terms of this Agreement or the Consulting Agreement.

        4. COMPANY'S RELEASE. The Company, and its officers, directors, trustees, stockholders, affiliates, employees, attorneys, advisors, successors, and assigns, and the heirs, executors, administrators, successors, and assigns of all of the foregoing, in consideration of the release given by Bianco in this Agreement, hereby does release and forever discharge Bianco and his heirs, executors, administrators, successors and assigns from any and all claims, demands, causes of action, actions, suits, promises, damages, liabilities, and judgments whatsoever, whether known or unknown, in law or equity, which the Company, and its officers, directors, trustees, stockholders, affiliates, employees, agents, attorneys, advisors, successors, and assigns, and the heirs, executors, administrators, successors, and assigns of all of the foregoing ever had, now have, or hereafter can, shall, or may have for, upon, or by reason of any matter, cause or thing whatsoever arising from the Employment Agreement, including, but not limited to, any and all claims for damages, attorneys' fees, or costs under any state or federal statute, constitution, or regulation, or any contract, tort, or common law theories with respect to Bianco's hiring by the Company, the terms and conditions of his employment by the Company, and the termination of his employment by the Company. Notwithstanding the choice of law under this Agreement as New York, the Parties agree that if California law shall apply in any respect to this Agreement, the Company further understands that it agrees to waive, and by the signature of its duly authorized signatory below does in fact waive, all rights or benefits under the terms of Section 1542 of the California Civil Code. Section 1542 reads as follows:

        "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

        Notwithstanding the provisions of Section 1542, and for the purpose of implementing a full and complete release and discharge of all claims, the Company expressly acknowledges that this Termination Agreement and General Release is intended to include in its effect, without limitation, all claims which the Company does not know or suspect to exist in its favor at the time of its execution of this Agreement, and that this Agreement contemplates the extinguishment of such claims. The Release in this Section does not in any way affect the rights of either Party to take whatever steps may be necessary to enforce the obligations of the other Party under the terms of this Agreement or the Consulting Agreement or to obtain appropriate relief in the event of any breach of the terms of this Agreement or the Consulting Agreement.

        5. ACKNOWLEDGEMENTS. Bianco acknowledges that he: (a) has carefully read this Agreement, (b) has had an opportunity to review this Agreement with an attorney of his choice,


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(c) understands all of the terms of this Agreement, (d) has not relied upon any representation or statement, written or oral, not set forth in this Agreement, and (e) has knowingly and voluntarily executed this Agreement.

        6. AFFIRMATIONS. Employee affirms that Employee has not filed, caused to be filed, and presently is not a party to any claim, complaint, or action against any of the Releasees in any forum or form. Employee furthermore affirms that Employee has no known workplace injuries or occupational diseases and has been provided and/or has not been denied any leave requested under the Family and Medical Leave Act and/or any other federal, state or local leave law. Employee further affirms that in the course of his performance under the Employment Agreement, Employee has not become aware of any fraudulent activity or any act(s) which would form the basis of a claim of fraudulent or illegal activity of Employer and has not complained of any such activity or act(s); provided, however, Employee has not conducted any investigation for the purpose of ascertaining the existence of such activity or act(s).

        7. GOVERNING LAW AND INTERPRETATION. This Agreement, which serves to terminate the Employment Agreement which was governed by New York law, shall be governed by, and interpreted and enforced in accordance with, the internal laws of the State of New York without regard to its conflict of laws or choice of law provisions.

        8. REMEDIES. All remedies hereunder are cumulative and not exclusive and nothing herein shall be deemed to prohibit or limit either Party from pursuing any other remedy or relief available at law or in equity for any actual or prospective breach or default, including the recovery of damages.

        9. RETURN OF PROPERTY. Employee agrees, within seven (7) calendar days from the date of this Agreement, to return any and all property, including all copies or duplicates thereof, belonging to the Company (and any of its affiliates or subsidiaries), including, but not limited to keys, security cards, equipment (other than home computer equipment), documents, supplies, customer lists and customer information, confidential documents, and other Confidential Information(as such term is defined in the Employment Agreement) of the Company; provided, however, Employee may retain the cellular telephone and home computer equipment issued to him through the Company, provided that Employee provides reasonably satisfactory evidence to the Company that any Confidential Information of the Company and all other information belonging to the Company has been deleted from the computer's memory and provided to the Company.

        10. ARBITRATION; VENUE. Any dispute or issue arising under this Agreement shall be resolved by arbitration before a panel of three (3) arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association, at a hearing or hearings conducted in New York, New York. The decision of the arbitrators shall be in writing, and shall be final and binding on each of the parties hereto and be enforceable by entry as a judgment in any court of competent jurisdiction. The parties hereto agree that each may seek injunctive relief to which it may be entitled under the provisions of this Agreement from the arbitrators or from a court located in New York, New York, and each Party to this Agreement submits to the exclusive jurisdiction of the courts of the State of New York, located in New York County, New York, and to the jurisdiction of the United States District Court for the Southern District of New York, New York, New York, United States of America for such purpose and for all other purposes for which



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a court would have jurisdiction under this Agreement, and each Party waives any objection to venue in the Counties of New York, State of New York, or such District.

        11. NOTICES. All notices which are required by or may be given pursuant to the terms of this Agreement must be in writing and must be delivered personally, sent by certified mail, return receipt requested, postage prepaid, facsimile (with written confirmation of transmission) provided, that, notice is also sent via first class, postage prepaid, mail, or sent for next-day delivery by a nationally recognized overnight delivery service as follows:

         to the Company at:         22619 Pacific Coast Highway, Suite 250
                                    Malibu, California 90265
                                    Attn:  President
                                    Fax:  (310) 456-7099

         with a copy to:            Feder, Kaszovitz, Isaacson, Weber, Skala,
                                    Bass & Rhine LLP
                                    750 Lexington Avenue
                                    New York, New York 10022
                                    Attn: Murray L. Skala, Esq.
                                    Fax:  (212) 888-7776


         to Employee at::           1625 Crown Ridge Court
                                    Westlake Village, CA 91362
                                    Fax:  (805) 370-3785

         with a copy to:            Skadden, Arps, Slate, Meagher & Flom LLP
                                    300 South Grand Ave., 34th Floor
                                    Los Angeles, CA 90071
                                    Attn: Karen L. Corman, Esq.
                                    Fax:  (213) 687-5600


Any of the addresses set forth above may be changed from time to time by written notice from the party requesting the change.

Such notices and other communications will be treated for all purposes of this Agreement as being effective immediately if delivered personally or by facsimile (with written confirmation of transmission), or five days after mailing by certified mail, return receipt requested, first class postage prepaid, or one day after deposit for next business day delivery by a nationally recognized overnight delivery service.

        12. AMENDMENT. No amendment of this Agreement shall be valid or effective, unless in writing and signed by or on behalf of the parties hereto.

        13. WAIVER. No course of dealing or omission or delay on the part of either Party hereto in asserting or exercising any right hereunder shall constitute or operate as a waiver of any such right. No waiver of any provision hereof shall be effective, unless in writing and signed by


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or on behalf of the Party to be charged therewith. No waiver shall be deemed a continuing waiver or waiver in respect of any other or subsequent breach or default, unless expressly so stated in writing.

        14. ASSIGNMENT. This Agreement, and each right, interest and obligation hereunder, may not be assigned by either Party hereto without the prior written consent of the other Party hereto, and any purported assignment without such consent shall be void and without effect, except that this Agreement shall be assigned to, and assumed by, any entity with or into which the Company merges or consolidates, or which acquires all or substantially all of its assets, or which otherwise succeeds to and continues the Company's business substantially as an entirety.

        15. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not intended, and shall not be deemed, to create or confer any right or interest for the benefit of any person not a Party hereto, other than the persons or entities specifically identified as among the releasees under Sections 3 and 4 of this Agreement.

        16. TITLES AND CAPTIONS. The titles and captions of the Sections of this Agreement are for convenience of reference only and do not in any way define or interpret the intent of the parties or modify or otherwise affect any of the provisions hereof.

        17. GRAMMATICAL CONVENTIONS. Whenever the context so requires, each pronoun or verb used herein shall be construed in the singular or the plural sense and each capitalized term defined herein and each pronoun used herein shall be construed in the masculine, feminine or neuter sense.

        18. REFERENCES. The terms "herein," "hereto," "hereof," "hereby," and "hereunder," and other terms of similar import, refer to this Agreement as a whole, and not to any Section or other part hereof.

        19. NO PRESUMPTIONS. No Party hereto is entitled to any presumption with respect to the interpretation of any provision hereof or the resolution of any alleged ambiguity herein based on any claim that the other Party hereto drafted or controlled the drafting of this Agreement, the Parties acknowledging that each Party and its counsel has participated in the preparation of this Agreement.

        20. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF each of the parties, intending to be legally bound, has executed this Agreement.



                            (SIGNATURE PAGE FOLLOWS)


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                                    EMPLOYEE:


                                    /s/ Michael Bianco
                                    --------------------------------------------
                                    Michael Bianco




                                    JAKKS PACIFIC, INC.



                                    By: /s/ Jack Friedman
                                       -----------------------------------------
                                       Jack Friedman, Chairman & CEO



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STATE OF NEW YORK )
                  :  ss.:
COUNTY OF YORK    )

         On the ______ day of _____________ , in the year 2004, before me, the undersigned, a notary public in and for said state, personally appeared Jack Friedman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.


                                     /s/
                                    --------------------------------------------
                                    Notary Public




STATE OF NEW YORK )
                  :  ss.:
COUNTY OF NEW YORK)

         On the ______ day of _________________, in the year 2004, before me, the undersigned, a notary public in and for said state, personally appeared Michael Bianco, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.


                                     /s/
                                    --------------------------------------------
                                    Notary Public


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